Number: RQ-1                                                          $8,820,000

             California Statewide Communities Development Authority
                        Multifamily Housing Revenue Bond
                       (Stone Creek Project) Series 1998Q

  Dated Date:                Maturity Date:                Interest Rate:.
  -----------                --------------                ---------------
April 28, 1998               April 1, 2040                    7.125%

Registered Owner:        CHARTER MUNICIPAL MORTGAGE ACCEPTANCE CO

Principal Amount:        EIGHT MILLION EIGHT HUNDRED TWENTY THOUSAND
                         DOLLARS

           California Statewide Communities Development Authority (the "Issuer"), a joint powers agency duly organized and existing under the laws of the State of California (the "State"), hereby acknowledges itself indebted and for value received promises to pay to the registered owner hereof stated above, or registered assigns, at the maturity date stated above, but only from the sources and as hereinafter provided, upon presentation and surrender of this Bond at the corporate trust office of U.S. Bank Trust National Association in St. Paul, Minnesota, as agent for U.S. Bank Trust National Association, San Francisco, California, or its successor as trustee (the "Trustee"), under the Indenture (described below), the principal amount stated above, and to pay interest on said principal amount at the interest rate set forth above, from and including the date of issuance of this Bond until the principal amount shall have been paid in accordance with the terms of this Bond and the Indenture, as and when set forth below, but only from the sources and as hereinafter provided, by wire transfer if there be one Owner of all of the Bonds or otherwise by check mailed to the record Owners of Bonds as the same appear upon the books of registry to be maintained by the Trustee, as registrar.

           This Bond is one of a series of bonds (the "Bonds") issued pursuant to the provisions of Chapter 5 of Division 7 of Title 1 of the California Government Code, together with the provisions of Chapter 7 of Part 5 of Division 31 of the California Health and Safety Code, as the same may be amended (collectively, the "Act"), and a Trust Indenture, dated as of April 1, 1998, between the Issuer and the Trustee (as amended and supplemented from time to time, the "Indenture"). Reference is made to the Indenture and the Act for a full statement of their respective terms. Capitalized terms used herein and not otherwise defined herein have the respective meanings accorded such terms in the Indenture, which are hereby incorporated herein by reference. The Bonds issued under the Indenture are expressly limited to $8,820,000 in aggregate principal amount at any time Outstanding and are all of like tenor, except as to numbers and denominations, and are issued for the purposes of providing construction and permanent financing for qualified multifamily rental housing units in the State and of paying certain expenses incidental thereto.

           Additional Bonds of the Issuer designated as the "California Statewide Communities Development Authority Multifamily Housing Revenue Bonds (Phoenix Apartments Project) Series 1998P-S, limited in aggregate principal amount to $3,600,000 (the "Series P-S Bonds"), are issued concurrently with the Bonds under the Indenture. Pursuant to the Indenture, the lien of the Series P-S Bonds on the moneys and assets pledged under the Indenture (other than amounts in the Series P-S Loan Account and the Series P-S Revenue Account) is subordinate to the lien of the Bonds.

           The Bonds shall be special and limited obligations of the Issuer payable only from the sources provided in this Indenture and neither the State nor any other political subdivision thereof shall be liable on the Bonds. Neither the State nor any political subdivision thereof shall in any event be liable for the payment of the principal of or interest on any Bonds, or for the performance of any pledge, deed of trust, obligation or agreement of any kind whatsoever that may be undertaken by the Issuer, and none of the Bonds or any of its agreements or obligations shall be construed to constitute a debt or a pledge of the faith and credit of the State or any political subdivision thereof within the meaning of any constitutional or statutory provision whatsoever, and shall not directly, indirectly or contingently obligate the State or any of its political subdivisions to levy or to pledge any form of taxation whatsoever therefor or to make an appropriation for the payment thereof; nor shall any breach of any such pledge, deed of trust, obligation or agreement impose any pecuniary liability upon any member, officer, employee or agent of the Issuer, or any charge upon the general credit of the Issuer, or any pecuniary liability upon the Issuer payable from any moneys, revenues, payments and proceeds other than those first above specified.

           NEITHER THE MEMBERS OF THE ISSUER NOR ANY PERSONS EXECUTING THIS BOND SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF. THE BONDS SHALL NOT BE A DEBT OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF (OTHER THAN THE ISSUER TO THE EXTENT PROVIDED HEREIN), AND NEITHER THE STATE NOR ANY POLITICAL SUBDIVISION THEREOF (OTHER THAN THE ISSUER) SHALL BE LIABLE THEREON, NOR IN ANY EVENT SHALL THE BONDS BE PAYABLE OUT OF ANY FUNDS OR PROPERTIES OTHER THAN THOSE OF THE ISSUER SPECIFICALLY PLEDGED THERETO. THE BONDS SHALL NOT CONSTITUTE AN INDEBTEDNESS WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY DEBT LIMITATION OR RESTRICTION. THE ISSUER HAS NO TAXING POWER.

           Interest on the Bonds. The Bonds (including this Bond) shall bear interest on the outstanding principal amount thereof from the date of issuance of the Bonds to the Maturity Date or the date of redemption or acceleration prior to maturity at a rate of seven and 125/1000 percent (7.125%) per annum. calculated on the basis of a 360-day year comprised of twelve 30-day months.
The interest payable on the Bonds as provided above shall be payable on the first day of each month, commencing June 1, 1998, and on each Bond Payment Date.

           Limited Recourse. Pursuant to a Loan Agreement dated as of April 1, 1998, and a Promissory Note (the "Note") dated the date of issuance of the Bonds, Watsonville Westbridge Limited, a California limited partnership (the "Developer"), has agreed to make payments to the Issuer in amounts equal to amounts of principal of and premium, if any, and interest on the Bonds. THE OBLIGATIONS OF THE ISSUER ON THIS BOND ARE EXPRESSLY LIMITED TO AND ARE PAYABLE SOLELY FROM (I) THE PAYMENTS MADE PURSUANT TO THE LOAN AGREEMENT AND THE NOTE BY THE DEVELOPER, AND THE SECURITY THEREFOR


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



PROVIDED BY THE FIRST DEED OF TRUST AND SECURITY AGREEMENT FROM THE DEVELOPER TO THE BENEFIT OF THE TRUSTEE, TO BE DATED AS OF APRIL 1, 1998, ALL OF WHICH HAVE BEEN ASSIGNED TO THE TRUSTEE PURSUANT TO THE INDENTURE AND (II) ANY ADDITIONAL SECURITY PROVIDED IN THE INDENTURE.

           Registration and Transfer. This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the office of the Trustee as registrar, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds, of any authorized denomination or denominations, of the same maturity and for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Bonds are issuable as fully registered Bonds in Authorized Denominations as provided in the Indenture.

           Redemption of Bonds. The Bonds are subject to optional and mandatory redemption by the Issuer and purchase in lieu of redemption by the Developer prior to maturity as a whole or in part at such time or times, under such circumstances, at such redemption prices and in such manner as is set forth in the Indenture.

           Enforcement. Only the Majority Owner shall have the right to enforce the provisions of this Bond or the Indenture or to institute any action to enforce the covenants herein or therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding may be declared due and payable by the Majority Owner upon the conditions and in the manner and with the effect provided in the Indenture. As provided in the Indenture, and to the extent permitted by law, interest and a penalty rate of interest shall be payable on unpaid amounts due hereon.

           Discharge. The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall be deemed to be paid and no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of registration and exchange of Bonds and of such payment.

           Modifications. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

           This Bond shall not be valid or obligatory for any purpose until it shall have been signed on behalf of the Issuer and such signature attested, by the officer, and in the manner, provided in the Indenture, and authenticated by a duly authorized officer of the Trustee, as Authenticating Agent.

           It is hereby certified and recited that all conditions, acts and things required by the statutes of the State or by the Act or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this Bond exist, have happened and have been performed and that the issue of the Bonds, together with all other indebtedness of the Issuer, is within every debt and other limit prescribed by said statutes.


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



           IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed as of the Dated Date stated above.


                                             CALIFORNIA STATEWIDE COMMUNITIES
                                             DEVELOPMENT AUTHORITY



                                             By: /s/ [illegible]
                                                 -------------------------------
                                                            Chairman

Attest:


/s/ [illegible]
-----------------------------
     Secretary

                          CERTIFICATE OF AUTHENTICATION

   This Bond is one of the Bonds described in the within mentioned Indenture.

                                        U.S. BANK TRUST NATIONAL ASSOCIATION, as
                                        Trustee and Authenticating Agent




                                        By: /s/ [illegible]
                                            ------------------------------------
                                                  Authorized Signatory

Date of Authentication: April 28, 1998
                        --------------


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



                                   ASSIGNMENT

FOR  VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________  the within Bond and hereby authorizes the transfer of this Bond on the registration books of the Trustee.

Dated:
      -------------------------


                                                 -------------------------------
                                                       Authorized Signature


                                                 -------------------------------
                                                       Name of Transferee

Signature Guaranteed by:


-------------------------------
Name of Bank


By:
   ----------------------------


Title:
      -------------------------




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